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                                                           EXHIBIT 24.2

                    CERTIFICATE OF RESOLUTION



     I, CLIFFORD N. HAIR, JR., Secretary of Costilla Energy, Inc., a Delaware corporation, do hereby certify that the Board of Directors of Costilla Energy, Inc., acting by unanimous written consent, duly adopted the following resolutions as of July 1, 1996:

          RESOLVED, that the directors and officers of the Corporation are hereby authorized and directed to execute and deliver a Power of Attorney to Michael J. Grella and Bobby W. Page in the following form:

               KNOW ALL MEN BY THESE PRESENTS, the undersigned, being certain of the Officers and all of the Directors of Costilla Energy, Inc., a Delaware Corporation, do hereby constitute and appoint
     MICHAEL J. GRELLA and BOBBY W. PAGE, or either of them, with fully power of substitution, our true and lawful attorneys and agents, to do any and all acts and things in our names and in the capacities indicated which MICHAEL J. GRELLA and BOBBY W. PAGE, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, any state securities laws, and any rules, regulations, and requirements of the Securities and Exchange Commission in connection with the Registration Statement seeking to register shares of Common Stock, $.10 par value of Costilla Energy, Inc., including specifically, but not limited to, the power and authority to sign such Registration Statement, any and all amendments (including post-effective amendments) to such Registration Statement, and any other forms or documents related to such Registration Statement which are required under federal or state securities laws for us, or any of us, in our names in the capacities indicated; and we do hereby ratify and confirm all that MICHAEL J. GRELLA and BOBBY W. PAGE, or either of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, and each such counterpart shall be considered an original hereof.

          RESOLVED, that the Officers of the Corporation are hereby authorized and directed to take all such further action as they may deem advisable in order to carry out the intent and purposes of the foregoing resolutions.


     IN WITNESS WHEREOF, I have hereunto set my hand on behalf of this Corporation on this 15th day of July, 1996.

                                  /s/  Clifford N. Hair, Jr.
                              -----------------------------------
                              CLIFFORD N. HAIR, JR., Secretary